UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

May 8, 2023
Date of Report (Date of earliest event reported)

Apple Inc.
(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Apple Park Way
Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.375% Notes due 2024	—	The Nasdaq Stock Market LLC
0.000% Notes due 2025	— — — — —	The Nasdaq Stock Market LLC
0.875% Notes due 2025		The Nasdaq Stock Market LLC
1.625% Notes due 2026		The Nasdaq Stock Market LLC
2.000% Notes due 2027		The Nasdaq Stock Market LLC
1.375% Notes due 2029		The Nasdaq Stock Market LLC
3.050% Notes due 2029	— — —	The Nasdaq Stock Market LLC
0.500% Notes due 2031		The Nasdaq Stock Market LLC
3.600% Notes due 2042		The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.
On May 10, 2023, Apple Inc. (“Apple”) consummated the issuance and sale of $1,000,000,000 aggregate principal amount of its 4.421% Notes due 2026 (the “2026 Notes”), $1,500,000,000 aggregate principal amount of its 4.000% Notes due 2028 (the “2028 Notes”), $500,000,000 aggregate principal amount of its 4.150% Notes due 2030 (the “2030 Notes”), $1,000,000,000 aggregate principal amount of its 4.300% Notes due 2033 (the “2033 Notes”) and $1,250,000,000 aggregate principal amount of its 4.850% Notes due 2053 (the “2053 Notes” and, together with the 2026 Notes, the 2028 Notes, the 2030 Notes and the 2033 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated May 8, 2023 among Apple and Goldman Sachs & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.
The Notes are being issued pursuant to an indenture, dated as of October 28, 2021 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate, dated May 10, 2023 (the “Officer’s Certificate”), issued pursuant to the Indenture establishing the terms of each series of Notes.
The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission and dated October 28, 2021 (Reg. No. 333-260578) (the “Registration Statement”).
Interest on the 2026 Notes will be paid semi-annually in arrears on May 8 and November 8 of each year, beginning on November 8, 2023. Interest on the 2028 Notes, the 2030 Notes, the 2033 Notes and the 2053 Notes will be paid semi-annually in arrears on May 10 and November 10 of each year, beginning on November 10, 2023.
The 2026 Notes will mature on May 8, 2026.  The 2028 Notes will mature on May 10, 2028.  The 2030 Notes will mature on May 10, 2030.  The 2033 Notes will mature on May 10, 2033. The 2053 Notes will mature on May 10, 2053.
The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.
The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibits 1.1 and 4.1 through 4.6, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to the Registration Statement.  An opinion regarding the legality of the Notes is filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.
Item 9.01
Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
1.1
Underwriting Agreement, dated May 8, 2023, among Apple Inc. and Goldman Sachs & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated May 10, 2023
4.2	Form of Global Note representing the 2026 Notes (included in Exhibit 4.1)
4.3	Form of Global Note representing the 2028 Notes (included in Exhibit 4.1)
4.4	Form of Global Note representing the 2030 Notes (included in Exhibit 4.1)
4.5	Form of Global Note representing the 2033 Notes (included in Exhibit 4.1)
4.6	Form of Global Note representing the 2053 Notes (included in Exhibit 4.1)
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in the opinion filed as Exhibit 5.1)
104	Inline XBRL for the cover page of this Current Report on Form 8‑K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri
Senior Vice President, Chief Financial Officer